UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2010

SureWest Communications

(Exact name of registrant as specified in its charter)

California	000-29660	68-0365195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8150 Industrial Avenue, Roseville, California	95678
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 772-2000

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On January 29, 2010, SureWest Communications (the “Company”) entered into a letter agreement (the “Letter Agreement”) amending its Third Amended and Restated Credit Agreement, dated as of September 19, 2008 (the “Credit Agreement”), with CoBank, ACB (“CoBank”), in its capacity as administrative agent, as lead arranger, as issuing lender, and as a lender (together with each other lender including a swingline lender, from time to time party thereto, the “Lenders”), regarding an existing $210,000,000 credit facility.

The Letter Agreement amends certain terms of the Credit Agreement, including (a) providing for an increase in the total revolving loan commitment (the “Revolving Loan Commitment”) in the amount of $7,500,000, as of the date of the Letter Agreement, (b) providing that CoBank’s share of the Revolving Loan Commitment will be permanently reduced in the amount of $5,000,000 (rather than $7,500,000) on December 31, 2010, and (c) providing that, as of the date of the Letter Agreement, the total Revolving Loan Commitment will be $57,500,000.

The lenders and agents under the Credit Agreement and their affiliates have in the past provided, and may in the future provide, cash management and other services to the Company.  These parties have received, and may in the future receive, customary compensation from the Company for such services.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in item 1.01 with respect to the $210,000,000 credit facility under the Credit Agreement, as amended by the Letter Agreement, is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1

Letter Agreement dated January 29, 2010, amending the Third Amended and Restated Credit Agreement dated as of September 19, 2008 among SureWest Communications, CoBank, ACB, in its capacity as administrative agent, as lead arranger, and as lender, and each other lender from time to time party hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUREWEST COMMUNICATIONS

(Registrant)

	By:	/s/ Steven C. Oldham
Steven C. Oldham
President and Chief Executive Officer

Date: February 1, 2010

EXHIBIT INDEX

Exhibit No.	Description
10.1

Letter Agreement dated January 29, 2010, amending the Third Amended and Restated Credit Agreement dated as of September 19, 2008 among SureWest Communications, CoBank, ACB, in its capacity as administrative agent, as lead arranger, and as lender, and each other lender from time to time party hereto.